Commitments	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments
COMMITMENTS

As at December 31, 2016, the Corporation’s consolidated commitments in each of the next five years and for periods thereafter, excluding repayments of long-term debt and capital lease and finance obligations separately disclosed in Notes 14 and 15, respectively, are as follows.

($ in millions)	Total	Due within 1 year	Due in year 2	Due in year 3	Due in year 4	Due in year 5	Due after 5 years
Interest obligations on long-term debt	14,586	892	854	837	817	793	10,393
Power purchase obligations (1)	2,295	290	200	119	107	107	1,472
Renewable power purchase obligations (2)	1,625	100	99	99	98	97	1,132
Gas purchase obligations (3)	1,329	411	290	177	141	110	200
Long-term contracts - UNS Energy (4)	1,146	192	161	161	127	85	420
ITC easement agreement (5)	453	13	13	13	13	13	388
Operating lease obligations	175	13	13	11	8	7	123
Renewable energy credit purchase agreements (6)	154	20	15	12	12	12	83
Purchase of Springerville Common Facilities (7)	91	—	—	—	—	91	—
Waneta Partnership promissory note (Note 16)	72	—	—	—	72	—	—
Joint-use asset and shared service agreements	53	3	3	3	3	3	38
Other (8)	156	93	18	19	—	—	26
Total	22,135	2,027	1,666	1,451	1,398	1,318	14,275

(1)	Power purchase obligations include various power purchase contracts held by the Corporation’s regulated utilities, of which the most significant contracts are described below.

FortisOntario: Power purchase obligations for FortisOntario, totalling $743 million as at December 31, 2016, include a contract with Hydro-Quebec for the supply of up to 145 MW of capacity and a minimum of 537 GWh of associated energy annually from January 2020 through to December 2030. This contract will replace FortisOntario’s existing long-term take-or-pay contracts with Hydro-Quebec to supply 145 MW of capacity expiring in 2019.

FortisBC Energy: FortisBC Energy is party to an electricity supply agreement with BC Hydro for the purchase of electricity supply to the Tilbury LNG Facility Expansion, with purchase obligations totalling $486 million as at December 31, 2016.

FortisBC Electric: Power purchase obligations for FortisBC Electric, totalling $288 million as at December 31, 2016, include a PPA with BC Hydro to purchase up to 200 MW of capacity and 1,752 GWh of associated energy annually for a 20-year term. FortisBC Electric is also party to the Waneta Expansion Capacity Agreement (“WECA”), allowing it to purchase 234 MW of capacity for 40 years, effective April 2015, as approved by the BCUC. Amounts associated with the WECA have not been included in the Commitments table as they will be paid by FortisBC Electric to a related party.

Maritime Electric: Maritime Electric’s power purchase obligations include two take-or-pay contracts for the purchase of either capacity or energy, expiring in February 2019, as well as an Energy Purchase Agreement with New Brunswick Power (“NB Power”). Maritime Electric has entitlement to approximately 4.55% of the output from NB Power’s Point Lepreau nuclear generating station for the life of the unit. As part of its entitlement, Maritime Electric is required to pay its share of the capital and operating costs of the unit, and as at December 31, 2016, had commitments of $480 million under this arrangement.

(2)
TEP and UNS Electric are party to long-term renewable PPAs totalling approximately US$1,210 million as at December 31, 2016, which require TEP and UNS Electric to purchase 100% of the output of certain renewable energy generating facilities once commercial operation is achieved. While TEP and UNS Electric are not required to make payments under these contracts if power is not delivered, the Commitments table includes estimated future payments. These agreements have various expiry dates from 2030 through 2036.

33. COMMITMENTS (cont’d)

(3)
Certain of the Corporation’s subsidiaries, mainly FortisBC Energy, enter into contracts for the purchase of gas, gas transportation and storage services. FortisBC Energy’s gas purchase obligations are based on gas commodity indices that vary with market prices and the obligations are based on index prices as at December 31, 2016.

(4)
UNS Energy enters into various long-term contracts for the purchase and delivery of coal to fuel its generating facilities, the purchase of gas transportation services to meet its load requirements, and the purchase of transmission services for purchased power, with obligations totalling US$496 million, US$244 million and US$113 million, respectively, as at December 31, 2016. Amounts paid under contracts for the purchase and delivery of coal depend on actual quantities purchased and delivered. Certain of these contracts also have price adjustment clauses that will affect future costs under the contracts.

(5)
ITC is party to an easement agreement with Consumers Energy, the primary customer of METC, which provides the Company with an easement for transmission purposes and rights-of-way, leasehold interests, fee interests and licenses associated with the land over which its transmission lines cross. The agreement expires in December 2050, subject to 10 additional 50-year renewals thereafter.

(6)
UNS Energy and Central Hudson are party to renewable energy credit purchase agreements. UNS Energy’s renewable energy credit purchase agreements totalled approximately US$107 million as at December 31, 2016 for the purchase of environmental attributions from retail customers with solar installations. Payments for the renewable energy credit purchase agreements are paid in contractually agreed-upon intervals based on metered renewable energy production.

(7)
UNS Energy has an obligation to purchase an undivided 32.2% leased interest in the Springerville Common Facilities if the related two leases are not renewed, for a total purchase price of US$68 million (Note 15).

(8)
Other contractual obligations include various other commitments entered into by the Corporation and its subsidiaries, including PSU, RSU and DSU plan obligations, asset retirement obligations, and defined benefit pension plan funding obligations.

Other Commitments

Capital Expenditures: The Corporation’s regulated utilities are obligated to provide service to customers within their respective service territories. The regulated utilities’ capital expenditures are largely driven by the need to ensure continued and enhanced performance, reliability and safety of the electricity and gas systems and to meet customer growth. The Corporation’s consolidated capital expenditure program, including capital spending at its non-regulated operations, is forecast to be approximately $3.0 billion for 2017. Over the five years 2017 through 2021, the Corporation’s consolidated capital expenditure program is expected to be approximately $13 billion, which has not been included in the Commitments table.

Other: CH Energy Group is party to an investment to develop, own and operate electric transmission projects in New York State. In December 2014 an application was filed with FERC for the recovery of the cost of and return on five high-voltage transmission projects totalling US$1.7 billion, of which CH Energy Group’s maximum commitment is US$182 million. CH Energy Group issued a parental guarantee to assure the payment of the maximum commitment of US$182 million. As at December 31, 2016, there was no obligation under this guarantee.

In 2016 FHI issued a parental guarantee of $77 million to secure the storage optimization transactions of Aitken Creek.

The Corporation’s long-term regulatory liabilities of $2,183 million as at December 31, 2016 have been excluded from the Commitments table, as the final timing of settlement of many of the liabilities is subject to further regulatory determination or the settlement periods are not currently known (Note 8).